UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2024 (October 18, 2024)

4FRONT VENTURES CORP.

(Exact name of registrant as specified in its charter}

British Columbia	000-56075	83-4168417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7010 E. Chauncey Lane, Suite 235

Phoenix, Arizona 85054

(Address of principal executive offices including zip code)

(602) 428-5337

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Subordinate Voting Shares, no par value	FFNTF	OTCQB
	FFNT	CSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 18, 2024, 4Front Ventures Corp. (the “Company”) held its 2024 annual general and special meeting of shareholders (the “Annual and Special Meeting”). At the Annual and Special Meeting shareholders voted on the four proposals described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 10, 2024.

As of August 19, 2024 (the “Record Date”), the Company had 913,923,993 Class A Subordinate Voting Shares (“SVS”) and 1,276,208 Class C Multiple Voting Shares (“MVS”) outstanding. Holders of the SVS were entitled to one vote on each proposal (and each director nominee), and holders of the MVS were entitled to 800 votes on each proposal (and each director nominee). Holders of the SVS and MVS voted together as a single class on all matters (including the election of directors) submitted to a vote of shareholders at the Annual and Special Meeting.

The number of votes cast for and against or withheld with respect to each proposal voted on at the Annual and Special Meeting are set forth below

Proposal One – Setting the Number of Directors

The Company’s shareholders approved the proposal to set the number of directors of the Company at five.

For	Against	Broker Non-Votes
833,650,093	570,125	N/A

Proposal Two – Election of Directors

Each of the individuals set forth below were elected at the Annual and Special Meeting to serve as directors of the Company until the next annual general meeting of shareholders or until their respective successors have been elected.

Director Nominee	For	Withheld	Broker Non-Votes
David Daily	830,755,698	3,464,520	N/A
Leonid Gontmakher	829,784,435	4,435,783	N/A
Chetan Gulati	829,786,035	4,434,183	N/A
Kristopher Krane	830,740,699	3,479,519	N/A
Roman Tkachenko	830,675,645	3,544,573	N/A

Proposal Three – Appointment of Auditor

The Company’s shareholders approved the appointment of Davidson & Company LLP as auditor of the Company for the fiscal year ending December 31, 2024 and to authorize the directors to fix their remuneration.

For	Withheld	Broker Non-Votes
834,055,117	165,101	N/A

Proposal Four – Approval of Restricted Equity Plan

The Company’s shareholders approved an ordinary resolution ratifying, confirming and approving the Company’s restricted equity plan and the issuance of up to 100,000,000 restricted share units or restricted stock agreements thereunder.

For	Against	Broker Non-Votes
832,972,264	1,247,954	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	4FRONT	VENTURES CORP.

Date: October 31, 2024		/s/ Andrew Thut
Andrew Thut
Chief Executive Officer